SUPPLEMENT TO THE CLASS A AND CLASS C  PROSPECTUS
OF ALLSPRING MULTI-ASSET FUNDS
For the Allspring Absolute Return Fund  (the “Fund”)
Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:
Absolute Return Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees[2]	0.82%	0.82%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.57%	0.57%
Acquired Fund Fees and Expenses[3]	0.35%	0.35%
Total Annual Fund Operating Expenses	1.74%	2.49%
Fee Waivers	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[4]	1.74%	2.49%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The amounts shown reflect the management fee of the Fund and the advisory fee of GMO Benchmark-Free Allocation Fund.
3.	These indirect expenses include interest expense that may be incurred by certain underlying funds.
4.	The Manager has contractually committed through August 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A and 1.45% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any, including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$742	$352	$252
3 Years	$1,091	$776	$776
5 Years	$1,464	$1,326	$1,326
10 Years	$2,509	$2,826	$2,826

June 30, 2023	SUP3355 06-23